Exhibit 99.2

REINVENT TECHNOLOGY PARTNERS Cayman Islands Exempted Company (Company Number 363990) 215 Park Avenue, Floor 11 New York, New York 10003 NOTICE OF SPECIAL MEETING TO BE HELD ON, 2021 TO THE SHAREHOLDERS OF REINVENT TECHNOLOGY PARTNERS: NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Warrant Holders Meeting”) of Reinvent Technology Partners, a Cayman Islands exempted company, company number 363990 (“RTP”), will be held at, Eastern Time, on, 2021, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at 525 University Ave, Palo Alto, CA 94301, or virtually via live webcast at https://www.cstproxy.com/reinventtechnologypartners/2021. You are cordially invited to attend the Warrant Holdings Meeting, which will be held for the following purposes: Proposal No. 1 is conditioned on the approval of the Condition Precedent Proposals (as defined in the proxy card for the extraordinary general meeting). Proposal No. 2 is not conditioned on the approval of any other proposal. The Adjournment Proposal is not conditioned upon the approval of any other proposal set forth in the accompanying proxy statement/prospectus. These items of business are described in the accompanying proxy statement/prospectus, which we encourage you to read carefully and in its entirety before voting. Only holders of record of ordinary shares at the close of business on June 14, 2021 are entitled to notice of and to vote and have their votes counted at the Warrant Holders Meeting and any adjournment of the Warrant Holders Meeting. Such warrants shall be voted as indicated with respect to the proposals listed below and, unless such authority is withheld on the reverse side hereof, the Proxies’ discretion on such other matters as may properly come before the Warrant Holders Meeting or any adjournment thereof. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF YOU RETURN A SIGNED AND DATED PROXY CARD, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. PROXYCARD PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. SEREVERSESIDE (Continued and to be marked, dated and signed on reverse side) Important Notice Regarding the Availability of Proxy Materials for the Warrant Holders Meeting of Reinvent Technology Partners, to be held at, Eastern Time, on, 2021, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at 525 University Ave, Palo Alto, CA 94301, or virtually via live webcast at https://www.cstproxy.com/reinventtechnologypartners/2021. The notice of Warrant Holders Meeting and accompanying proxy statement/prospectus are available at:

Please mark vote as indicated in X this example this example Reinvent Technology Partners – THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1 and 2. Proposal No. 1 — The Warrant Amendment FOR AGAINST ABSTAIN Proposal No. 2 — The Warrant Holders FOR AGAINST ABSTAIN Proposal — to consider and vote upon a Adjournment Proposal — to consider and proposal to amend the Warrant Agreement, vote upon a proposal to approve the dated as of September 16, 2020, between adjournment of the Warrant Holders Meeting RTP and Continental Stock Transfer & to a later date or dates, if necessary, to permit Trust Company, as warrant agent, such further solicitation and vote of proxies in the that the exercise period for the warrants will event that there are insufficient votes for the commence 30 days after the first date on approval of the Warrant Amendment Proposal. which RTP completes the Business Combination (the “Warrant Amendment Proposal”); and Date: , 2021 (Signature) (Signature if held Jointly) Signature should agree with name printed hereon. If warrants are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, guardians and attorneys should indicate the capacity in which they sign. Attorney should submit powers of attorney. A vote to abstain will not be treated as a vote on the relevant proposal. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED WARRANT HOLDER(S). IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR WARRANTS WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH ABOVE.